SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported): October
22, 1997


           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)

Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)

601 N.W. Second Street, Evansville, IN        47708
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:   (812)
424-8031

Item 5.    Other Events.

 On October 22, 1997, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and nine-month periods ended September 30, 1997.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number                    Description

  99            Earnings Release issued by American General
                Finance Corporation on October 22, 1997
                regarding certain of its unaudited
                financial results for the three- and
                nine-month periods ended September 30,
                1997.

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                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AMERICAN GENERAL FINANCE
                          CORPORATION



Dated:   October 22, 1997      By:/s/ GEORGE W. SCHMIDT
                               George W. Schmidt
                               Controller and Assistant
                               Secretary




PAGE
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                       EXHIBIT INDEX



Exhibit
Number

              Description

Earnings Release issued by American
General Finance Corporation on October 22,
1997 regarding certain of its unaudited
financial results for the three- and
nine-month periods ended September 30,
1997.

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